POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Louis V. Gerstner, Jr.
                                          --------------------------------
                                          Louis V. Gerstner, Jr.
                                          Chairman and Chief Executive
                                          Officer

                POWER OF ATTORNEY OF G. RICHARD THOMAN


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, James M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ G. Richard Thoman
                                          --------------------------------
                                          G. Richard Thoman
                                          Senior Vice President and
                                          Chief Financial Officer

                  POWER OF ATTORNEY OF JOHN R. JOYCE


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, John
E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and amount the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virture hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this power of Attorney as of this 13th day of May, 1996.





                                          /s/ John R. Joyce
                                          --------------------------------
                                          John R. Joyce
                                          Vice President and
                                          Controller

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Cathleen Black
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Harold Brown
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Juergen Dormann
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Nannerl O. Keohane
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Charles F. Knight
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Lucio A. Noto
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ John B. Slaughter
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Alex Trotman
                                          --------------------------------
                                          Director

                     POWER OF ATTORNEY OF DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Lodewijk C. van Wachem
                                          --------------------------------
                                          Director

                   POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4, or other appropriate Form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of TWG Holdings, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, James
M. Alic, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I the undersigned, have executed this Power of Attorney as of this 27th day of February, 1996.



                                          /s/ Charles M. Vest
                                          --------------------------------
                                          Director